Rule 497(e)
Registration Nos. 333-174332 and 811-22559

FIRST TRUST EXCHANGE-TRADED FUND IV
(the “Trust”)

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND
(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS DATED MARCH 1, 2018

DATED JULY 26, 2018

Notwithstanding anything to the contrary in the Fund’s prospectus, the following paragraph is added to the end of the section entitled “Summary Information-Principal Risks-MLP RISK”:

On March 15, 2018, the Federal Energy Regulatory Commission (“FERC”) changed its long-standing tax allowance policy which no longer permits MLPs to include in their cost of service an income tax allowance. This has had a negative impact on the performance of some MLPs affected by this decision. This policy change and any similar policy changes in the future could adversely impact an MLP’s business, financial condition, results of operations and cash flows and ability to pay cash distributions or dividends.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS FOR FUTURE REFERENCE